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                                                                   Exhibit 10.19


DEED OF LEASE dated this 3 day of January 1998

BETWEEN; 2757800 CANADA INC.
         bodies politics and corporate duly incorporated, having their head office and principal place of business at 9250L'ACADIE BLVD., MONTREAL, QUEBEC H4N 3C5
         (herein after called the LESSOR)

AND:     LES COSMETIQUE PC INC.
         9250 BOUL L'ACADIE BLVD SUITE 340, MONTREAL P.O. H4N C35
         (herein after called the LESSEE)

1.       DESCRIPTION AND LEASE OF PREMISES

         Lessor in consideration of the rent, covenants and agreements herein after contained on the part of the lessee to be paid, kept and informed, hereby leases to lessee and lessee does hereby hire and take from Lessor that designated portion bearing suit number 340, bearing civic number 9250 and being part of the building hereinafter referred to as the Leased Premises.

The area being APPROX. 3670 sq. ft. which represents 6.12% of the rentable area.

2.       TERM OF LEASE

         The term of this lease shall be for a period of 2 YEARS and shall commence on the 1 day of MAY, 1998 and terminate on the 30 day of APRIL 2000. Unless sooner terminated under the provisions hereof.

3.       USE OF PROPERTY

         The premises hereby leased shall be used solely and continuously for the purpose of OFFICE, SHOWROOMS, and Warehousing.

4.       GROSS RENT

         Lessee covenants and agrees to pay to Lessor in advance on the first of EVERY MONTH in lawful money of Canada without deduction abatement or set off, except as provided herein,

year 1   $3,178.75.
year 2   $3,337.00

         with an option to renew for an additional two years

         option year 1     $3,600.00
         option year 1     $3,860.00




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the lessee will advice the lessor by December 15 1999 if he wishes to exercise the option available to him.

Included in the rent is 5 inside parking spaces for a standard size car.

The rent is payable to lessor and or its nominee at the head office of the lessor, 9250 Boul L'acadie Montreal Quebec, or at such other place in Canada as shall be designated by lessor in writing to lessee.

Included in the base rent are all the lessee's proportionate share of all standard operating expenses actually incurred by the lessor. Said operating expenses shall include real estate, school taxes, building maintenance. In addition the lessee shall solely be responsible for business taxes, surtaxes, water tax and all other charges in respect to the leased premises and its business. The lessee shall be solely responsible for his portion of any rental tax that may levied by any government or any applicable taxing authority whether known as the on goods and services or by any other name.

Any increase in said operating expense shall be paid on a monthly basis by lessee in proportion of the space occupied. Base year shall be 1997.

5.       PAYMENT OF TAXES, ASSESSMENTS, ETC.

         Lessee will pay during the term of this lease all lessees taxes, such as water tax for the premises, business taxes, permits for occupation and other like fees or changes. The lessee shall also pay his portion of the surtax imposed on the building for his premises.

6.       INSURANCE

         Lessee covenants that nothing will be done or omitted whereby any policy shall be cancelled or the premises rendered uninsurable. Lessee shall, at its own expense, during the term thereof, take out and keep in force public liability and property damage insurance for the mutual benefit of the Lessor and Lessee against all claims for personal injury, death, or property damage no matter now occurring in, upon or about the Leased premises and on, or about the adjoining streets or passage ways to a limit of not less than one million dollars ($1,000,000). Copies of policies of said insurance shall be delivered to the Lessor as well as evidence of renewal or replacement if any at least fifteen
(15) days prior of the date fixed for cancellation or expiration of any policies. The Lessee shall not alter this policy through any endorsement unless he has prior consent from the Lessor in writing. FAILING SO THE _______ MAY if it chooses without any demand, notice or advice whatsoever renew or replace such policy or policies at the Lessee's expense without any prejudice to any other rights and recourse of the Lessor herein or by law provide, through any insurance broker or insurance company of its choice.

         The Lessee hereby agrees and understands that the placing of such insurance shall in no way relieve the Lessee from any obligation assumed under this lease.



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         Lessee shall obtain from the insurers under such policies undertakings to notify Lessor in writing at least ten days prior to any cancellation or expiration thereof.

7.       UTILITIES

         The lessor shall pay for water, garbage removal and all public utilities and other services with respect to the building for the purpose of this lease the base year for expense calculation is Dec. 1997 and any increase on the expenses will be allocated to the lessee within the provision of paragraph 4 above.

8.       FAILURE OF LESSEE TO PERFORM

         If Lessee fails to pay any taxes, insurance premium, charges or debts which it owes or has herein covenanted to pay, Lessor may pay the same and shall be entitled to charge the sums so paid to Lessee who shall pay them forthwith on demand, as additional rent and Lessor, in addition to any other rights, shall have the same remedies and may take the same steps for the recovery of all such sums as it might have and take for the recovery of rent in arrears under the terms of this lease, all arrears of rent and any moneys paid by Lessor here under shall bear interest at the rate of prime plus five percent (+5%) per annum, payable and compounded monthly until paid to Lessor, Lessor may demand such sums from Lessee even before payment with interest at the rate charged by the Taxing Authority or other creditor in question.

9.       FURNISH STATEMENT

         Lessee shall from time to time at the request of Lessor produce to Lessor satisfactory evidence of the due payment by Lessee of all payments required by to be made by Lessee under this Lease.

10.      DEFAULT

         Throughout the term of this Lease, it is the Lessee's sole responsibility to insure that the monthly rentals be received by the Lessor not later than the first of each and every month. Any such payment not received by the Lessor by the first of each and every month will be considered a late payment. Should the monthly rentals be received late a cumulative total of three times, throughout the term of this Lease, than in addition to all other recourse and charges available to the Lessor under this Lease, the Lessee will be subject to a punitive charge of $150.00 per occurrence of late payments.

         Without prejudice to all of the rights and recourse available to the Lessor, the following shall be considered special defaults under the terms of this lease;

                  (a) In the event that Lessee shall be in default under any provision of this lease providing for the payments of rent or additional rent.

                  (b) In the event that the Lessee shall be adjudicated a bankrupt or make any general assignment for the benefit or creditors, or take, or attempt to take, the benefit of


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         any insolvency or Bankruptcy Act, or if a petition in bankruptcy shall be granted against Lessee, or if a receiver of trustee be appointed for the property of Lessee, or any part thereof, or any execution be issued pursuant to a judgment, rendered against Lessee (unless same as been satisfied ten (10) days prior to date fixed for sale or has been duly contested) or pursuant to this lease, or if the estate of Lessee here under be transferred or pass to or devolve upon any other person or corporation by operation of law; or

                  (c) In the event that Lessee shall be in default in observing any covenant herein contained and/or performing any of its obligation contained in this Lease (other than a default in the payment of rent or additional rent) and such default shall continue for thirty (30) days after written notice specifying such default shall have been given to Lessee by Lessor, unless such default is incapable of being remedied with due diligence within such reasonable extension of time to enable such default to be remedied, the length of which shall be at Lessor's discretion or within the limits of feasibility. In the event of any special default under the terms of this Lease, the Lessor without prejudice to any rights or remedies it may have here under or by law shall have the right to terminate this Lease forthwith upon written notice given to Lessee by Lessor, Lessee upon such a termination of this lease shall there upon quit and surrender the Leased Premises to Lessor and Lessor, its agents and servants, may immediately or at any time thereafter, re-enter the Leased Premises and dispossess Lessee and remove any and all persons and any or all property there from whether by summary dispossession proceedings or by any suitable action or proceeding at law, or by force or otherwise without being liable to prosecution or damages thereof, termination, or in case Lessee, in the absence of such termination, shall be dispossessed by or at the instance of Lessor in any lawful manner, whether by force or otherwise, rent for the current month and for the entire balance of the term of the present Lease shall immediately become due and payable and this Lease shall immediately, at the option of the Lessor, become forfeited and terminated, and the Lessor, may, without notice or any form of legal process, forthwith re-enter upon and take possession of the Leased Premises and remove the Lessee's effects there from, the whole without prejudice to and under reserve of all of the rights and recourse of the Lessor to claim any and all losses and damages sustained by the Lessor by reason of and arising from any default of the Lessee. Any amounts owing from the LESSOR to the LESSEE will be offset against the Lessee's obligation under this lease.

11.      SIGNS

         Lessor shall have the right at all times during the term of the Lease to place upon the Leased Premises a notice of reasonable dimension and reasonably placed, so as not to interfere with the business of Lessee, stating that the premises are for sale and for six (6) months prior to the termination of this Lease, Lessor shall have the right to place upon the Leased Premises a similar notice hat the Leased Premises are for rent and Lessee will not remove such notice or knowingly permit same to be removed.




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         Lessor shall have the right to exhibit the Leased Premises from time to time to any prospective mortgages or purchaser or Lessee of Lessor's rights here under at all reasonable hours.

         Lessee shall have the right from time to time during the term hereby granted to erect, paint, display, maintain, alter, change or remove advertising signs or interior and exterior of the walls of the Leased Premises. Any signs will be subject to the Lessor's approval in writing and installation if approved and dismantling will be at the sole expense of the Lessee. If the signs need any electrical power a surplus will be added to the monthly rental to cover the usage.

         All such signs shall comply with the lawful requirements of municipal and government authorities and with Lessor's rules and regulations applicable to all Lessees. Lessors responsibility to post a sign of Company and Suit # on billboard in lobby.

12.      MAINTENANCE AND REPAIRS

                  (a) Notwithstanding the provision of articles 1604, 1605 and 1627 of the Civil Code of the Province of Quebec the Lessee at its own expense, shall operate, maintain and keep the Leased Premises including all facilities, equipment and services, both inside and outside, available to the Lessee exclusively, in such good order and condition, both inside and outside, as they would be kept by a careful owner, and shall promptly make all needed repairs and replacements to the Leased Premises (save and except for latent or structural defects, provided that they were not occasioned by Lessee's action or omission) which a careful owner would make, including, without limitations, the water, gas, drain and sewer connections, pipes and mains, electrical wiring, water closets, sinks and accessories thereof, and all equipment belonging to or connected with the Leased Premises or used in it operation.

                  (b) The Lessee undertakes to obtain and pay for such maintenance, repair and replacement service and/or insurance contracts as may be available from firms approved by the Lessor (such approval not to be unreasonably withheld), with respect to the maintenance, repair and replacement of the heating equipment, if provided) in the Leased Premises; the whole without prejudice to the other obligations of the Lessee with respect to such equipment. The Lessee shall forward to the Lessor copies of such contracts and evidence of renewals there of during the continuance of this Lease.

                  (c) It shall be the Lessee's sole responsibility to maintain its galleries, platforms, stairways free of snow and ice and of any obstruction and other hazards.

13.      SUBLETTING AND ASSIGNMENTS

         Subject to the provisions here in after detailed, the Lessee shall have the right to sublet the Leased Premises or assign its rights in the present Lease with the consent of the Lessor which consent shall not be unreasonably withheld and providing that the Leased Premises are utilized only for the purposes stipulated in Clause 3 hereof. Notwithstanding such subletting and



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assignment, the Lessee shall remain jointly and severally liable with each sub lessee or assignee for the performance of all the terms and conditions of the present.

         If the Lessee wishes to so sublet or assign, it must obtain to the Lessor a copy of the offer to sublet or assign, together with a request for consent of the Lessor, and the Lessor shall have thirty (30) days from receipt thereof to take the premises of portion in question as sub lessee at the same rental rate and other terms and conditions of this Lease or, at the Lessor's option, to cancel this Lease as of the effective commencement date of such offer to sublet of assign. Should the Lessor elect to take all or a portion of the premises as sub lessee, the consent of the Lessee to a further sublet by the Lessor shall not be required and the Lessee, in the event of such further sublet, shall remain jointly and severally liable with such further sub lessee for the performance of all the terms and conditions of the present Lease.

         However, should the Lessor not exercise its right to take the premises as sub lessee, or to cancel this Lease, the Lessor shall not thereby be precluded from withholding its consent to the said sublet or assignment, provided said consent shall not be unreasonably withheld.

14.      INSPECTION AND REPAIR

         Lessor and its agents shall have the right, at all reasonable times and upon reasonable notice during the term of this Lease to enter the Leased Premises to examine the condition there of and to ascertain whether Lessee is performing its obligations here under, and Lessee shall make any repairs which Lessor deems necessary as a result of such examinations. If Lessee fails to make any such repairs within thirty (30) days after notice from Lessor requesting Lessee so to do, provided that such repairs may reasonably be made within the said period, Lessor may without prejudice to any other rights or remedies it may have, make such repairs and charge the cost thereof to Lessee. Nothing in this Clause shall be construed to obligate or require lessor to make any repairs but Lessor shall have the right at any time to make any repairs deemed by Lessor in its absolute discretion to be urgently required without notice to Lessee and charge the cost thereof to Lessee. Any costs chargeable to Lessee here under shall be payable forthwith on demand as additional rent and shall bear interest at the rate of 12% annum, compounded monthly from the date on which the same were incurred until payment.

15.      DESTRUCTION OF PREMISES

         Provided, and it is hereby expressly agreed that if whenever during the term hereby Leased, or any renewal there of, the building or the portion of the building hereby Leased shall be destroyed or damaged by fire, LIGHTNING, or tempest, or any of the other perils required to be insured against under the provisions of Clause 6 (b) then and in every such event:

                  (a) If the damage or destruction is such that the portion of the building hereby leased, or the building, is rendered wholly or partially unfit for occupancy or it is impossible or unsafe to use and occupy it and if in either event the damage in the opinion of Lessor to be given to Lessee within thirty (3) days of the happening of such damage or destruction, cannot be repaired with reasonable diligence within one hundred and eighty (180) days from the happening of such damage or destruction, then either Lessor or



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         Lessee may within five (5) days next succeeding the giving to the other notice in writing of such termination, in which event this Lease and the term hereby Leased shall cease and be at an end of the date of such destruction or damage and the rent and all other payments for which Lessee is liable under the terms of this Lease shall be appointed and paid in full to the date of such destruction of damage, in the event that neither Lessor or Lessee so terminate this Lease, the Lessor shall repair the said building with all reasonable speed and the rent hereby reserved shall abate from the all reasonable speed and the rent hereby reserved shall abate from the date of the happening of the damage until the damage shall be made good to the extent of enabling Lessee to use and occupy the Leased Premises;

                  (b) If the damage be such that the portion of the building hereby ceased and be at an end as of the date of such destruction of damage and the rent and all other payments for which Lessee is liable under the terms of this Lease shall be apportioned and paid in full to the date of such destruction of damage, in the event that neither Lessor and Lessee so terminate this Lease, the Lessor shall repair the said building with all reasonable speed and the rent hereby reserved shall abate from the date of the happening of the damage until the damage shall be made good to the extent of enabling Lessee to use and occupy the Leased Premises;

                  (c) If the damage be such that the portion of the building hereby leased is wholly unfit for occupancy, or if it is impossible or unsafe to use or occupy it, but, if in either event, the damage, in the opinion of the Lessor, can be repaired with reasonable diligence within one hundred and eighty (180) days of the happening of such damage, the Lessor is to give notice of its decision to repair to the Lessee within thirty (30) days from the happening of such damage and the rent hereby reserved shall abate from the date of the happening if such damage until the damage shall be made good to the extent of enabling Lease to use and occupy the Leased Premises and Lessor shall repair the damage with all reasonable speed.

                  (d) If, in the opinion of the Lessor, the damage can be made good, as aforesaid, within one hundred and eighty (180) days of the happening if such destruction or damage and the damage is such that the portions of the building Leased is capable of being partially used for the purposes for which it is leased, then until such damage has been repaired the rent shall abate in the proportion that the part of the portion of the building Leased is rendered unfit for occupancy bears to the whole of the said portion of the building Leased and Lessor shall repair the damage with all reasonable speed.

         Should any mortgage creditor who may have an interest in any insurance proceeds refuse to permit the use of such proceeds for the repair, replacement, rebuilding and/or restoration as here in above provided and for the payment of amounts expanded for such purposes, then the Lessor's obligation to repair or rebuild as provided for here in above cease and shall be null and void and the Lease shall be cancelled effective as of the date of the damage, unless, the Lessor, at the Lessor's sole option, chooses to repair and rebuild in which latter event, rent shall abate from the date of the happening of such damage, until the damage shall be made good to the extent of enabling Lessee to use and occupy the Leased Premises.



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16.      IMPROVEMENTS AND ALTERATIONS

         Lessee shall have the right to make its own expense, with the prior consent of the lessor, which consent shall not be unreasonably withheld, additions, alterations and changes in and to the Leased Premises provides however, that no structural alterations and no construction of new or additional buildings or structures shall be commenced except with the prior written consent of Lessor and except or complies with the following conditions (such structural alterations and construction of new or additional building or structures being here in after referred to as the "work"):

                           (i) Lessee shall furnish to the Lessor plans and
                  specification showing in reasonably complete detail the work proposed to be carried out and the estimated cost there of and Lessor shall approve or reject such plans and specifications within thirty (30) days after receipt of the same. If such plans and specifications are approved, all work shall be carried out in compliance with the same.

                           (ii) The value of the Leased Premises shall not,
                  as a result or any worked proposed to be carried out by Lessee, be less than the value of the Leased Premises before the commencement of such work and Lessor shall be the sole judge of such value.

                           (iii) All work shall be carried out with
                  reasonable dispatch and in good workmanship manner and in compliance with all applicable permits authorization and building and zoning by-laws and within all regulations and requirements of all competent authorities having jurisdiction over the Leased Premises.

                           (iv) Lessor's building shall at all times be free
                  of all conditional bills of sale, pledges, registered privileges, workmanship and suppliers' liens and other similar liens and charges. Lessee shall obtain prior to commencement of any work, from all workman, contractors, builders, suppliers and architects, waivers and renunciations of privilege.

                           (v) If the cost of any work shall be in excess of
                  Five Thousand Dollars ($5,000.00) as reasonably estimated by Lessee, Lessor may require Lessee to furnish security satisfactory to Lessor guaranteeing the completion of the work and the payment of the cost thereof free and clear of all conditional bills of sale, pledges, privileges, workman's and suppliers' liens and other similar liens and charges.

                           (vi) Lessee shall maintain Workmen's Compensation
                  Insurance covering all persons employed in connection with the work and shall produce evidence of such insurance to Lessor and shall also maintain such general liability insurance for the protection of Lessor and Lessee as Lessor may require.



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                           (vii) All work, when competed shall be comprised
                  in, and form part of the Leased Premises and shall be subject to all the provisions of this Lease and Lessee shall not have any right to claim compensation therefore and the same shall not be removed by Lessee termination of this Lease.

                           (viii) In carrying out the Lessee undertakes not
                  to disturb other Lessees in the building and shall hold Lessor harmless from any and all claims or auctions instituted by other Leases in the building against Lessor related to or arising out of the said work.

17.      EXPIRATION OF LEASE

         Lessee shall at the expiration or sooner termination of the term of this Lease peaceably surrender and yield up into Lessor the Leased Premises with all building, alterations or erections which at any time during the terms hereof shall be made there in or there on in good repair and condition, subject to reasonable wear and tear only.

         Notwithstanding the foregoing, the Lessee shall at or prior to the expiration of the term hereof remove its moveable fixtures other moveable articles belonging to or brought upon the Leased Premises by Lessee and the Lessee shall repair any damages caused by such removal; unless the Lessor prefers the whole or any part of such alterations or installments should remain without any compensation whatsoever being allowed to the Lessee for same.

18.      COMPLIANCE WITH LAWS AND REGULATIONS

         The Lessee shall, at its own expense, promptly comply with the requirements of every applicable statute, law, by-law and ordinance and with every applicable lawful regulation or order with respect to the removal of any encroachment placed by the Lessee, or the condition, including the making of any alterations, additions in or any structure upon, connected with or appurtenant to the Leased Premises, whether or not such alterations be structural or be required on account of any particular use to which the Leased Premises or part thereof may be out and whether or not such requirements, regulations or order of a kind now existing or within the contemplation of the parties hereto and shall comply with any applicable regulation, recommendation or order of the Canadian Fire Underwriters' Association, or any body having similar functions or of any liability or fire insurance company by which the Lessor and/or the Lessee may be insured.

19.      nil

20.      INDEMNIFICATION

         Except if caused directly by the negligence of the Lessor, the Lessor shall not be liable nor responsible in any way for any injury of any nature whatsoever that may be suffered or sustained by the Lessee or any employee, agent or customer of the Lessee or any other person who may be upon the Leased Premises or for any loss of or damages to any property belonging to the Lessee or to its employees or to any other person while such property is on the Leased




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Premises and in particular (but without limiting the generality of the foregoing), the Lessor shall not be liable for any damage or damages of any nature whatsoever to any such property caused by the failure by reason of a breakdown or other cause to supply adequate drainage, snow or ice removal, or by reason of the Interruption of any public utility or service or in the event of steam, water, rain or snow which may leak into, issue, or flow from any part of the building or from the water, steam, sprinkler, or drainage pipes or plumbing works of the same, or from any other place or quarter of for any damage CAUSE by anything done or omitted by any tenant, but the Lessor shall use all reasonable diligence to remedy such condition, failure or interruption of service when not directly or indirectly attributable to the Lessee, after notice of same, when it is within its power and obligation so to do. Nor shall the Lessee be entitled to any abatement of rental in respect of any such condition, failure or interruption of service.

         The Lessee will indemnify and save harmless the Lessor from and against all fines, liability, damages, suits, claims, demands and actions of any kind or nature which the Lessor shall or may become liable for or suffer by reason of any breach, violation or non-performance by the Lessee of any covenant, term or provision hereof or by reason of any injury (including death resulting at any time there from) or damage to property occasioned to or suffer by any person or persons including the Lessor by reason of any such breach, violation or non-performance or of any wrongful act, neglect or default on the part of the Lessee or any of its employees, officers, agents suppliers, or invitees.

21.      ASSIGNMENT BY LESSOR

         Lessor declares that it may assign its rights under this Lease to a lending institution as collateral security for a loan to Lessor and in the event that such an assignment is given and executed by the Lessor and notification thereof is given to Lessee by or on behalf of Lessor, it is expressly agreed between Lessor and Lessee that this Lease shall not be cancelled or modified for any reason whatsoever without the consent in writing of such lending institution.

         This Lease and all rights of the Lessee here under shall be subject and subordinate at all times to any and all underlying Leases, mortgages, hypothec or trust deeds affecting the building and/or the land which have been executed or which may at any time here after be executed and any and all extensions and renewals thereof and substitutions therefor. Lessee agrees to execute any instrument which Lessor may deem necessary or desirable to evidence the subordination of this Lease to any or all such leases, mortgages, hypothec or trust deeds.

         Lessee covenants and agrees that, if by reason of a default upon the part of Lessor as Lessee under any underlying Lease in the performance of any of the terms of provisions of such underlying Lease or by reason of a default under any mortgage, hypothec or trust deed to which this Lease subject or subordinate, Lessor's estate is terminated, it will attorn to the Lessor under such underlying Lease or the purchaser of the building pursuant to any action taken under any such mortgage, hypothec or trust deed, and will recognize such Lessor or such purchaser, as Lessor under this Lease.

         Lessee waives the provisions of any statute or rule of law now or here after in effect which may give or purport to give Lessee any right of election to terminate this lease or to



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surrender possession of the premises in the event any such proceeding to terminate the underlying Lease is brought by the Lessor under any such underlying Lease or any such action is taken under such mortgage, hypothec or trust deed and agrees this Lease shall not be affected in any way whatsoever by any such proceedings.

         Lessee agrees to execute and deliver, at any time and from time to time, upon the request of Lessor or of the Lessor under any such underlying lease or of the holder of any such mortgage, hypothec or trust deed, any instrument which may be necessary or appropriate to evidence such attornment.

         Lessee will upon request of Lessor furnish to the Lessor under any underlying Lease and/or to each creditor under a mortgage, hypothec or trust deed or to any prospective purchaser of the building a written statement that this lease is in full force and effect and that Lessor has complied with all its obligations under this Lease and any other reasonable written statement or estoppel certificates requested by any such creditor and/or purchaser.

22.      FLOOR LOADING

         Lessee shall not bring upon the Leased Premises or any part thereof any machinery, equipment, article or thing that by reason of its weight or size might damage the Leased Premises and will not at any time overload the floors of the Leased Premises and if any damage is caused to the Leased Premises by any machinery, equipment, article or thing or by overloading or by any act, neglect or misuse on the part of Lessee or any of its invitees, agent or employees or any persons having business with Lessee, Lessee will forth with pay to Lessor the cost of making good the same.

23.      CONDITION OF LEASED PREMISES

         The Lessee represents that it has examined and viewed the Leased Premises and accepts same in their present condition.

24.      WAIVER

         The failure of the Lessor or the Lessee to insist upon a strict performance of any the agreements, term, covenants, and conditions hereof shall not be DEEMED A WAIVER of any subsequent breach or default in any such agreements, terms, covenant and conditions.

25.      NOTICES AND DEMANDS

         Any notice or demand given by Lessor to Lessee shall be deemed to be duly given when served upon Lessee personally, or when left upon the Leased Premises, or when mailed to Lessee at the address of the Leased Premises.

         Lessee elects domicile at the Leased Premises for the purpose of service for all notices, writ of summons or other legal documents in any suit at law, action or proceeding which Lessor may take under this Lease.




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

         Any notice or demand given by Lessee shall be deemed to be duly given when served upon Lessor personally or when mailed to lessor at the address designated by Lessor for purposes of payment of the rent here under.

26.      DESCRIPTIVE HEADINGS

         The description headings of this Lease are inserted for convenience in reference only and do not constitute a part of this Lease.

27.      INTERPRETATION

         This Lease shall be construed and governed by the laws of the Province of Quebec. Should any of the provisions of this Lease and/or its conditions be illegal or not enforceable under the laws of the Province of Quebec, it or they shall be considered severable and the Lease and its conditions shall remain in force and be binding upon the parties as though the said provisions or provisions had ever been included.

         Words importing the singular number only shall include the plural and vice-versa and words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and unless the contrary intentions appears the words "Lessor" and "Lessee" and where ever they appear in this Lease shall mean respectively "Lessor, it executors, administrators, successors and/or assigns" and "Lessee, its executors, administrators, successors and/or assigns" and if there is more than one Lessee or Lessor or the Lessee or Lessor is a female person or a corporation this Lease shall be read with all grammatical changes appropriate by reason thereof, and all covenants, liability and several obligations shall be joint and several.

28.      OCCUPANCY

         If the Lessor is unable to give possession of the Leased Premises to the Lessee on the date of commencement of the term by reason of the non completion of construction, repairs, improvements, additions, or alterations to the Leased Premises, or the building containing same, the Lease shall not be void or voidable nor shall the Lessor be liable for any loss or damage resulting there from. However, the rent payable here under shall abate until the Leased Premises are substantially completed.

29.      EXPROPRIATION

         In the event that all or part of the Leased Premises are expropriated, which would prevent the use or occupation of the inside floor space of the building (which forms the major part of the Leased Premises), in whole or in part, then the Lessee shall be entitled to a diminution of the rental payable here under during the period and for the areas of eviction only. Such diminution of rent shall be reckoned from the date the Lessee is forced to vacate the said inside floor space and shall be calculated on pro-rata basis, the whole without any other claims by the Lessee against the Lessor for any loss or damages occasioned by said eviction and/or loss of use.



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

30.      EXTENSIONS

         The Lessor shall have the right at its option and from time to time during the Lease term to make extensions and/or additions and/or to add one or more additions floors or storeys onto all or part of the building comprising the Leased Premises.

         In the event the Lessor exercises said option, the Lessee agrees to permit the Lessor to install and/or extend and/or add all the required improvements including support, beams, wiring, piping, stairways, elevators, ramps, vents, ducts, shafts and openings for view or light and the like and to close all borrowed lights and the windows and openings for view or light and the like and to close all borrowed lights and the windows and openings which may be required to be closed as a consequence of such construction, the whole without any claims for disturbance and/or inconveniences and the like which may be caused to the Lessee, provided always that the required work is carried out within a reasonable delay and that this Clause shall not absolve or release from liability in respect for damages or any loss caused to the Lessee as a consequence of said additions and/or extensions and provided that the Lessee shall be granted a proportionate reduction it he rent as compensations for loss of use of its inside floor space (during the period and for the area loss of use only). All of the foregoing without any other claims by the Lessee against the Lessor for damages and loss of use.

31.      PERMITS ETC.

         The Lessee shall obtain all necessary permits and licences required for the occupancy and carrying on of its business, the Lessor making no warranties what so ever regarding zoning permits and licences which may be required by the Lessee. Should the Lessee fail to obtain any required permit and/or licence, it shall remain bound to perform its obligations under the present Lease.

32.      SECURITY DEPOSIT

         No security deposit be tendered with the signature of this lease.

Any prepaid rent or security deposit or other security given to the Lessor shall be security for the performance of all of the obligations of the Lessee under this Lease or any renewal or extension thereof. The lessor will have 30 days, following the expiry of this lease, to examine the Leased Premises for damages and to make a final accounting of all charges due. Should any balance be due to the Lessor, greater than the security deposit, the Lessee will pay said balance, representing the difference between the amount due and the security deposit, within 30 days of Lessor's notice.

33.      RULES AND REGULATIONS

         The Lessor shall have the right to make reasonable rules and regulations as in its discretion may from time to time be needful for the safety, care, cleanliness and proper administration of the building including the Leased Premises, and for the preservation of good order therein, and the same shall be observed and performed by the Lessee and by the clerks,




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

servants, employees, agents invitees and customers, of the Lessee, and all such rules and regulations applicable to all Lessees now or hereafter to be established by the Lessor as herein provided shall form part of this Lease as if now set forth at Length herein.

34.      ACCESS

         The Lessor shall have the right to the Leased Premises to perform such work as its chooses to do upon the Leased Premises, the Lessee renouncing any claim to any indemnity or diminution of rent, provided the same be carried out with reasonable diligence.

35.      CONSTITUTE OF TENURE SYSTEM ACT

         The Lessee hereby renounces any right which it may have or acquire under the Constitute of Tenure System Act, 1964 R.S.Q., Chapter 322, to purchase or acquire the land hereby leased of the land on which the premises hereby leased are situated.

36.      OUTSIDE AREAS

         The Lessor and Lessee shall not use any part of exterior parking and loading areas or any other areas outside the Lease Premises for any purpose other than parking, shipping, or receiving in the areas designated by the Lessor for same only, with no outside storing permitted.

37.      DISTURBANCE

         The Lessee will not hold the Lessor in any way responsible for any damages or annoyance which the Lessee may sustain through the fault of any Lessee or Lessees who occupy any part of the building in which the Leased Premises from part. Not with standing anything to the contrary stated herein, Lessee shall not cause, noise, disturbance, or noxious odour, to the discomfort of the other Lessees and neighbours. Lessee renounces to any claims it may have or acquire against the Lessor under Article 1636 of the Civil Code of the Province of Quebec.

38.      LANGUAGE

         The parties hereto have expressly requires that the present Lease as well as all notices, Legal proceedings or other documents made pursuant hereto be drafted in the English Language. Les parties expressmeant demande que le present bail, ainsi que tout avis, procedure judiciaire ou autre document fait a la suite des presente regie en anglais.

39.      LESSOR'S LIABILITY

         There shall be no abatement from or reduction of the rent due here under nor shall Lessee be entitled to damages, costs, losses or disbursements from Lessor regardless of the cause or reason therefor (except where such cause or reason is proven by the Lessee to result from Lessor's gross negligence) on account of fire, lightning, tempest or any similar peril. Neither shall there be any abatement or reduction of rent or recovery by Lessee from Lessor on account of partial or total failure of, damage caused by Lessening of supply of, or stoppage of, heat, air conditioning, electric light, power, water, plumbing, sewage, elevators or any other service, nor




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

on account of any damage or annoyance occasioned by water, snow, or ice being upon or coming through the roof, skylight, trap doors, windows or otherwise, or by any defect or break in any pipes, tanks, fixtures, or otherwise whereby steam, water, snow, smoke or gas, leak, issue or flow into the Leased Premises, nor on account of any damage or annoyance occasioned by the condition or arrangements of any electric of other wiring, nor on account of any damage or annoyance arising from any acts, omissions, or negligence of CO-tenants or other occupants of the building, or of owners or occupants of adjacent or contiguous property, nor on account of the making of major repairs, alterations, repairs, improvements or structural changes to the building, or any thing or service therein or there on, or contiguous thereto provided the same shall be made with reasonable expedition.

         Without restricting the foregoing, Lessor shall not be liable for any other damage to or loss, theft, or destruction of property, or death of, or injury to, persons at any time being or on the premises or in or about the building, howsoever occurring.

40.      INSURANCE REQUIREMENTS

         The Lessee agrees that it shall abide to Lessor's Insurers' regarding stacking distances of goods, materials and equipment to furnaces, building's walls and sprinkler heads and other regulations.

41.      CONTAMINATING GOODS

         The Lessee agrees not to store in the Leased Premises any goods which may cause contamination of any nature to the goods of any other Lessee in the same building adjacent to the said areas he is leasing.

42.      INSURANCE ON WAREHOUSED GOODS

         The Lessee undertakes to take out and keep in force during the term of this lease, insurance covering loss or damage to the contents warehoused by him in the Leased Premises to the extent of the full insurable value of such contents. The Lessee shall obtain from its insurers a waiver of all the subrogation rights of said insurers against the Lessor.

43.      SPECIAL CONDITIONS

         Lessee acknowledges the execution of this Lease shall constitute a conclusive and irrefutable presumption that all agreements and representations of any kind whatsoever, written or oral, previously entered into or made by the parties hereto, or their agents, shall be solely those set forth in this Lease.

         All sums payable here under by Lessee to Lessor as rent and additional rent shall be so payable without set off, compensation or deduction what so ever.




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

         IN WITNESS WHEREOF THE PARTIES HERETO HAVE SIGNED THE FOREGOING DEED OF LEASE ON THE DAY AND YEAR HERE IN BEFORE SET FORTH.



------------------------------------      PER;
WITNESS                                       ----------------------------------
                                              (LESSOR)




------------------------------------      PER;
WITNESS                                       ----------------------------------
                                              (LESSEE)



                                          PER;
                                              ----------------------------------
                                              (LESSEE)









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